EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection  with the Annual Report of Eldorado  Artesian  Springs,  Inc. (the
"Company")  on Form  10-KSB/A for the period ending March 31, 2004 as filed with the  Securities  and Exchange  Commission  on the date hereof (the  "Report") I,
Douglas Larson, Chief Executive Officer of the Company,  certify, pursuant to 18
USC SS. 1350, as adopted pursuant to SS. 906 of the  Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)  The Report fully complies with the  requirements  of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas Larson
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Chief Executive Officer

Dated: March 18, 2005